                                                                    EXHIBIT 32.1

                 CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Whitehall Jewellers, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/ Hugh M. Patinkin
                                                     ---------------------------
                                                     Hugh M. Patinkin
                                                     Chief Executive Officer
                                                     September 10, 2004